
LithiumOre
THE NEW OIL
OTC Markets: ORRP
www.LithiumOre.net

MARKET OVERVIEW

Lithium is the gasoline of the future

Huge demand growth leading to increasing price

COMPANY PLAN

Develop a scalable low cost lithium brine operation in USA

EXECUTION

Continue to grow our strong land package to a world class scale

WHY LITHIUMORE

Strong team

Right location

Great growth

Right industry

3
Li
6.94

EXPLORATION
DEVELOPMENT
EXTRACTION

MARKET

LITHIUM ORE PRODUCTION



Demand expected to **GROW AT OVER 15%** per annum through 2025

Current spot price **$20,000/TONNE UP FROM $5,000/TONNE** in Q4 2015

New demand being created through **INNOVATION**

- ***Electric cars***
- ***Electric buses***
- ***Power storage***

Demand for Lithium carbonate production expected to increase to over **500,000 TONNES BY 2025** from under 200,000 tonnes today

G R O W T H

P O S I T I V E   M A R K E T   F O R C E S

DEMAND

Used in batteries inside many new tech items including phones, computers and cars

Will continue to grow alongside electric cars and high capacity electric storage

> ***"We think Lithium ion batteries will help fuel a dramatic increase in electric vehicle penetration."***
>
> *-Goldman Sachs*

SUPPLY

Produced similarly to oil

PLAN

WHAT'S NEXT FOR ORRP

EXPAND FOOTPRINT

6,000 to 50,000 acres

PROOF OF CONCEPT TEST HOLES

Drill 6 holes over the next 12 months to prove homogeneous makeup of the brine reservoir

MODULAR EXTRACTION PLAN STAGE ONE

Speed time to market from 18 months to less than 1 week



THE NEXT SHALE OIL **BOOM**?

Lithium brine plays in Nevada share many of the characteristics of the early stages of the shale oil boom in the US.

Brine basins are porous, homogeneous, and shallow which lead to predictable volumes of production at proven lower cost than alternate methods of clay and hard rock mining.

Exploitation of these large brine pools is just beginning as new technology is being developed to allow for concentration times measured in days not months.

LITHIUM BRINE

KEY FACTORS FOR A SUCCESSFUL PROJECT

Significant Resource
The resource potential at the WNB Project is being evaluated and the companies land position is expected to increase from 6k acres to 50k acres in the near future

High Grade Brine Reservoir
Initial surveys show economic concentrations throughout the reservoir

Large Aquifer
Current estimates show 1m tons of recoverable lithium

Cost Effective Production
JV with processing company will speed time to market from 18 months to less than 1 week

Access to Infrastructure
Area with many mining projects and historic oil production

Supportive Jurisdiction
US classifies lithium as a "strategic metal". Local and state support for mining and energy production in Nevada


Image Landsat
© 2016 Google
Google

RAILROAD VALLEY NEVADA

- Map showing portion of closed basin playa where lithium brines are known to occur

Western Nevada Basin Property covers just over **6,000 ACRES**. It consists of a total of three hundred (300) claims. The claims are strategically located in the deeper part of the basin as they cover the **DEEPER PART OF THE RESERVOIR**.


Highway
Competitor (BLM RECORDS)
Private Lands & Minerals
Oroplata Claim Block
Area of Interest
N
W
E
S
Reno
WNB Project
Las Vegas

ECONOMICS

Currently have **6,000 ACRES**

Company plans to expand footprint to **OVER 50,000 ACRES** in multiple areas with similar characteristics

Current well spacing will equal 12 wells on current footprint with multiple wells projected on a fully expanded footprint

MILESTONES

TIMELINE

Q2-Q4 2018
Acquire remaining land package

Q3- Q4 2018
Drill initial test hole

Q4 2018
Multiple permits in process

Q1 2019
Initial test well production

Q3 2019
Initial production well goes online

2020
Roll out large scale production plan

EXPLORATION
DEVELOPMENT
EXTRACTION

OVERVIEW

CAPITAL STRUCTURE SNAPSHOT

Oroplata Resources, Inc. (ORRP)

- Shares outstanding (basic) 94,801,014 (as of 7/20/18)
- Market capitalization 13,935,749 (as of 8/3/18)

Peer Group Comparison (as of 6/8/18)

	Close	Market Cap	52-Week Low	52-Week High	1-Yr Target
Albemarle	93.47	10,563	87	145	128.21
FMC Corp.	0.32	83.4	0.2	0.7	104.60
Galaxy Resources Ltd	2.61	1,058	1.2	3.5	N/A
Lake Resources	0.105	32.0	0.03	0.3	N/A
Lithium Energi Exp	0.32	20.9	0.07	1.00	N/A
Lithium Power Int	0.32	83.4	0.23	0.68	0.70
LSC Lithium	0.91	129.6	0.67	1.72	1.51
Millennial Lithium	2.59	211.9	1.23	4.8	4.00
Neo Lithium	1.45	170.2	0.85	2.7	2.20
Novo Litio Ltd	0.045	16.8	0.04	0.09	N/A
NRG Metals Inc.	0.275	36.1	0.235	0.34	N/A
Oroplata	0.16	14.2	0.0575	0.42	N/A
Power Metals Corp.	0.52	50.8	0.25	0.88	N/A
Prospect Resources Ltd	0.041	81.3	0.02	0.07	N/A
Sociedad Quimica y Minera	51.6	13,581	32.4	64.8	59.41

EXECUTIVE TEAM



Douglas Cole
Director, CEO, CFO



William Hunter
Director



Douglas MacLellan
Director

S T R A T E G I C

S T R A T E G I C R E S O U R C E S & L O W C O S T P R O D U C T I O N

Trump declares lithium as a strategic resource (Dec 20, 2017)

Trump has called for an end to the country's reliance on foreign sources of critical minerals, including battery materials and rare earths.

The US should increase efforts to identify and exploit domestic resources of critical minerals, Trump said in an executive order signed on December 20, 2017.

A secretarial order, signed on December 21, directed the US Geological Survey to identify critical minerals. Their survey released a separate report which highlighted 23 critical minerals, including lithium…and rare earth elements.


LithiumOre
THANK YOU
Investor Relations
T: (917) 658-7878
E: hart@haydenir.com
OTC Markets: ORRP
www.LithiumOre.net

Forward-Looking Statements

LithiumOre is a wholly owned subsidiary of Oroplata Resources. Certain statements contained in this presentation, including all statements that are not historical facts, contain forward-looking statements and forward looking information within the meaning of applicable securities laws. Such forward-looking statements or information include, but are not limited to, statements or information with the respect to Oroplata Resources Inc. ("Oroplata") overall objectives and strategic plans, work programs, exploration budgets, and targets. Often, but not always, forward-looking statements can be identified by the use of words such as "plans", "expects", "budget", "scheduled", "estimates", "forecasts", "anticipates", or "believes", or variations of such words and phrases or statements that certain actions, events or results "may", "could", "would", "might", or "will" be taken, occur or be achieved. With respect to forward-looking statements and information contained herein, we have made numerous assumptions including that, among other things, no significant adverse changes will occur to our planned exploration expenditures, that there will be no significant delays of the completion of our planned exploration programs; as to the continued availability of capital resources to fund our exploration programs; and that the company will not experience any adverse legislative or regulatory changes. Although management believes that the assumptions made and the expectations represented by such statements or information are reasonable, there can be no assurance that any forward-looking statements or information referenced herein will prove to be accurate.

Although Oroplata believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guaranties of future performance and actual results may differ materially from those in forward-looking statements. Forward-Looking statements and information by their nature involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements or information. Factors that could cause the actual result to differ include market prices, exploration and production successes and failures, continued availability of capital and financing, inability to obtain required shareholder or regulatory approvals, and general economic market or business conditions. Investors are cautioned that any such statements are not guarantees of future performance and actual results or developments may differ from those projected forward-looking statements. Forward-looking statements are based on beliefs, estimates and options of Oroplata's management on the date the statements are made. For additional risks and uncertainties that could impact the Company's forward-looking statements, please see the Company's Form S-1 filed on April 18, 2018, including but not limited to the discussion under "risks Factors" therein, which the Company has filed with the SEC and which may be viewed at http://www.sec.gov.